QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.4

SENTO CORPORATION

REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of                        , 2003, by and among Sento Corporation, a Utah corporation (the "Company"), whose principal place of business is located at 808 East Utah Valley, Drive, American Fork, Utah 84003 and certain holders of the Units (as defined below) identified on the signature pages hereof (collectively, the "Holders").

RECITALS

        WHEREAS, the Holders purchased the Units from the Company in the amounts indicated next to each Holder's signature on the signature pages hereof; and

        WHEREAS, in consideration of the purchase of the Units by the Holders, the Company granted to the Holders certain registration rights with respect to the Conversion Shares (as defined below) and the Warrant Shares (as defined below); and

        WHEREAS, the Company and the Holders now desire to set forth in a written agreement the grant of such registration rights and all terms and conditions relating thereto.

AGREEMENT

        NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, the receipt and adequacy of which are hereby acknowledged, the Company and the Holders agree as follows:

        1.    Certain Definitions.    As used in this Agreement, the following terms shall have the meanings indicated:

          (a)    "Commission"    shall mean the Securities and Exchange Commission, or such other federal agency as may in the future administer the Securities Act.

          (b)    "Common Stock"    shall mean the common stock, par value $0.25 per share, of the Company, as constituted as of the date of this Agreement.

          (c)    "Conversion Shares"    shall mean the shares of Common Stock acquired by the Holders upon conversion of the Debentures.

          (d)    "Debentures"    shall mean the $990 face amount 8% Convertible Subordinated Debentures issued to the Holders as a component of the Units entitling the Holders to acquire the Conversion Shares upon conversion of such debentures in accordance with the terms thereof.

          (e)    "Exchange Act"    shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          (f)    "Registration Expenses"    shall mean the expenses so described in Section 6 of this Agreement.

          (g)    "Restricted Stock"    shall mean the Conversion Shares and the Warrant Shares, if any, excluding Conversion Shares and Warrant Shares, as of the date of determination, (i) the resale of which has been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with such registration statement, (ii) that have been sold pursuant to Rule 144 under the Securities Act ("Rule 144") or (iii) that are eligible for resale under Rule 144 (on the date with respect to which the identity of "Restricted Stock" is being determined or at any time during the ninety-day period thereafter).

          (h)    "Securities Act"    shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          (i)    "Selling Expenses"    shall mean the expenses so described in Section 6 of this Agreement.

          (j)    "Units"    shall mean the units purchased by the Holders pursuant to a private placement memorandum of the Company, dated March 10, 2003, and consisting of one Debenture and two hundred fifty Warrants each.

          (k)    "Warrants"    shall mean the warrants acquired by the Holders as a component of the Units entitling the holder thereof to purchase Warrant Shares in accordance with the terms thereof.

          (l)    "Warrant Shares"    shall mean the shares of Common Stock issuable to the holder of a Warrant upon the exercise thereof.

        2.    Restrictive Legend.    In addition to the legends specified in the Debentures, in the case of the Conversion Shares, and the Warrants, in the case of the Warrant Shares, each certificate representing Conversion Shares or Warrant Shares shall, except as otherwise provided below, bear a legend in substantially the following form:

    THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THESE SECURITIES ARE SUBJECT TO A REGISTRATION RIGHTS AGREEMENT BY AND AMONG SENTO CORPORATION (THE "COMPANY") AND CERTAIN SHAREHOLDERS OF THE COMPANY, DATED AS OF                        , 2003, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

        A certificate shall not bear such legend if (a) in the opinion of counsel satisfactory to the Company, the securities represented thereby may, at such time, be publicly sold without registration under the Securities Act in accordance with the provisions of Rule 144 or any other rule thereunder permitting public sale without registration under the Securities Act or (b) upon a transfer by a Holder of the securities represented thereby, in the opinion of counsel satisfactory to the Company, such securities may be transferred in a public sale without registration under the Securities Act and the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

        3.    Notice of Proposed Transfer.    Prior to any transfer of any Conversion Shares or Warrant Shares (other than pursuant to Section 4 of this Agreement), a Holder shall give written notice to the Company of its intention to effect such transfer. Such transfer shall be governed by the terms and conditions of the Debentures, in the case of Conversion Shares, and the Warrants, in the case of the Warrant Shares.

        4.    Registration Rights.    The Company agrees that it will prepare and file with the Commission on the appropriate form a registration statement by the Company under the Securities Act (a "Registration Statement") and use its reasonable best efforts to cause such Registration Statement to become effective as soon as reasonably practicable after the filing thereof, upon the occurrence after March 31, 2004 of either or both of the following:

          (a)   sixty days (60) days after the request therefore has been made by one or more investors owning in the aggregate at least 20% of the Conversion Shares previously issued or subsequently issuable upon conversion of the then outstanding Debentures, such Registration Statement to be filed with respect to the resale of the Conversion Shares only; and

          (b)   sixty days (60) days after the request therefore has been made by one or more investors owning in the aggregate at least 20% of the Warrant Shares previously issued or subsequently issuable upon exercise of the then outstanding Warrants, such Registration Statement to be filed with respect to the resale of the Warrant Shares only.

        5.    Registration Procedures.

          (a)   In connection with the registration of the Restricted Stock, the Company will:

              (i)  prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the earlier of (1) such time as all of such Restricted Stock covered by such Registration Statement has been sold (but not before the expiration of the applicable prospectus delivery period) or (2) 180 days after the effective date of such Registration Statement, except with respect to any Registration Statement filed pursuant to Rule 415 under the Securities Act, in which case the Company shall use its best efforts to keep such Registration Statement effective until such time as all of the Restricted Stock covered thereby ceases to be Restricted Stock; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

             (ii)  notify Holders promptly after the Company causes such Registration Statement to be filed with the Commission;

            (iii)  furnish to Holders such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including, without limitation, each preliminary prospectus) and such other documents as Holders may reasonably request in order to facilitate the disposition of the Restricted Stock owned by Holders (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by Holder);

            (iv)  use its reasonable best efforts to register or qualify such Restricted Stock under such other securities or state securities laws of such jurisdictions within the United States as Holders reasonably request, to keep such Registration Statement or qualifications in effect for so long as such Registration Statement remains in effect, and do any and all other acts and things that may be reasonably necessary or advisable to enable Holders to consummate the disposition in such jurisdictions of the Restricted Stock owned by Holders (provided that the Company will not be required to qualify generally to do business or subject itself to any general service of process in any jurisdiction where it is otherwise not then so subject);

             (v)  notify Holders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event (including those set forth in clauses (1) through (6) of subsection (vi) below) that requires the making of any change in the prospectus included in such Registration Statement, so that such document will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and at the request of Holders, the Company will promptly prepare and furnish to Holders, a reasonable number of copies of a supplement or amendment to such prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

            (vi)  notify Holders promptly, and (if requested by Holders) confirm such notice in writing, (1) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act and each applicable state law, (2) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations or warranties of the Company or any subsidiary contained in any agreement (including any underwriting agreement) contemplated hereby cease to be true and correct in any material respect, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Restricted Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (6) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate;

           (vii)  use its reasonable best efforts to immediately cause all such Restricted Stock to be listed on each securities exchange or exchanges, automated quotation system or over-the-counter market upon which securities of the Company of the same class are then listed;

          (viii)  enter into such customary agreements (including underwriting agreements in customary form, substance and scope) and take all such other action as Holders reasonably request in order to expedite or facilitate the disposition of such Restricted Stock;

            (ix)  otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and applicable state securities authorities;

             (x)  in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Restricted Stock included in such Registration Statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

            (xi)  use its reasonable best efforts to cause such Restricted Stock covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable Holders thereof to consummate the disposition of such Restricted Stock;

           (xii)  make available for inspection by Holders and any attorney, accountant or other professional retained by the Holders (in this subsection collectively referred to as "inspectors"), all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonable necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such inspectors in connection with such Registration Statement; and

          (xiii)  provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Restricted Stock covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

          (b)   Holders will be deemed to have agreed as follows, each of which shall be conditions to inclusion of the Restricted Stock of such Holder in such registration:

              (i)  holders will furnish to the Company such information regarding Holders, the Restricted Stock held by Holders, and the intended method of disposition thereof as the Company shall reasonably request and as shall be reasonably required in connection with the preparation of the applicable Registration Statement and other actions taken by the Company under this Agreement, and it shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the Restricted Stock owned by Holders that such information has been furnished to the Company by Holders;

             (ii)  holders shall be obligated to execute such documentation as the Company shall reasonably deem necessary or advisable to effect the registration and resale of the Restricted Stock to be sold pursuant to this Section 5;

            (iii)  upon receipt of notice from the Company of the happening of any event of the kind described in section 5(a)(iv), Holders will forthwith discontinue disposition of any such Restricted Stock until Holders receive copies of the supplemented or amended prospectus contemplated by section 5(a)(iv), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed and it has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus (it being the agreement of the parties hereto, however, that the obligation of the Company with respect to maintaining the subject Registration Statement current and effective shall be extended by a period of days equal to the period that Holders are required by this section 5(b)(iii) to discontinue disposition of such Restricted Stock);

            (iv)  if the shares of Restricted Stock will be included in any unwritten offering, enter into an underwriting agreement in form reasonably satisfactory to the managing underwriter of such offering, and cooperate with the Company in the negotiation thereof and provide to the Company and the underwriters all representations, warranties or covenants to or for the benefit of the Company or the underwriters as the Company or the underwriters shall reasonably request for the purpose of accomplishing the registration requested; and

             (v)  no Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement; but nothing in this Section 5(b)(v) shall be construed as limiting any Holder's right to damages for breach of this Agreement; and

            (vi)  if any Restricted Stock is being registered in any Registration Statement pursuant to this Agreement, Holders will comply with all anti-stabilization, manipulation and similar provisions of Section 10 of the Exchange Act, as amended, and any rules promulgated thereunder by the Commission and, at the request of the Company, will execute and deliver to the Company an appropriate agreement to such effect.

          (c)   Notwithstanding the provisions of this Section 5, the Company may at any time withdraw any registration statement without incurring any liability to any Holders and shall be entitled to include in any registration statement referred to in this Section 5 shares of Common Stock to be sold by the Company for its own account.

        6.    Expenses.    All expenses incurred by the Company in complying with the registration obligations of Section 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with applicable blue sky laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance, but excluding any Selling Expenses, are referred to herein as

"Registration Expenses." All underwriting discounts, selling commissions and other fees and expenses incurred in connection with the sale of Restricted Stock are referred to herein as "Selling Expenses." The Company will pay all Registration Expenses in connection with each registration statement under Section 4. All Selling Expenses in connection with each registration statement hereunder shall be borne by the Company, the Holders and any other participating sellers, if any, in proportion to the number of shares sold thereunder by each. All fees and expenses of counsel for the Holders shall be paid by the Holders.

        7.    Indemnification.

          (a)    Indemnification of the Participating Holders.    In the event of a registration of the resale of any of the Restricted Stock under the Securities Act pursuant to Section 4 of this Agreement, the Company will indemnify and hold harmless each Participating Holder against any losses, claims, damages or liabilities, joint or several, to which any such Participating Holder may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement of any material fact in the registration statement prepared in connection with such registration, any preliminary or final prospectus contained therein, or any amendments or supplements thereto or (ii) any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company agrees to reimburse such Participating Holder for any legal or other expenses reasonably incurred by it in connection with defending any such loss, claim, damage, liability or action. Notwithstanding the foregoing, the Company will not be liable under this Section 7(a) for any loss, claim, damage or liability that arises out of or is based upon an untrue statement or omission made in conformity with information furnished by such Participating Holder for use in such registration statement, prospectus, or amendment or supplement thereto.

          (b)    Indemnification of the Company.    In the event of a registration of the resale of any of the Restricted Stock under the Securities Act pursuant to Section 4 of this Agreement, the Participating Holders shall indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement and each director of the Company, against all losses, claims, damages or liabilities, joint or several, to which the Company, such controlling person, officer or director may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement of any material fact in the registration statement prepared in connection with such registration, any preliminary or final prospectus contained therein, or any amendments or supplements thereto or (ii) any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Holders agree that the Participating Holders shall reimburse the Company and each such controlling person, officer or director for any legal or other expenses reasonably incurred by them in connection with defending any such loss, claim, damage, liability or action. Notwithstanding the foregoing, a Participating Holder will be liable under this Section 7(b) if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with information pertaining to such Participating Holder, furnished in writing to the Company by such Participating Holder for use in such registration statement or prospectus.

          (c)    Notification and Defense of Actions.    Promptly after receipt by an indemnified party hereunder of notice of any loss, claim, damage or liability, or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof. Notwithstanding the foregoing, the failure of the indemnified party to so notify the indemnifying party shall relieve the indemnifying party from liability it may otherwise have under this Section 7, only to the extent that such indemnifying party is prejudiced by such failure. Upon notification of the indemnifying party of the commencement of an action against the indemnified party, the indemnifying party shall be entitled to participate in and, to the extent it desires to do so, to assume and undertake the defense of such action with counsel reasonably satisfactory to the indemnified party. After the indemnified party is notified that the indemnifying party elects to assume and undertake the defense of the action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal expenses subsequently incurred by the indemnified party in connection with the defense of the action, other than reasonable costs of investigation and of liaison with counsel selected by the indemnifying party; provided, however, that, if both the indemnified party and the indemnifying party are defendants in the action, and the indemnified party shall have reasonably concluded that there are reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select separate counsel and to assume its own defense of the action, and the indemnified party shall be indemnified, in accordance with this Section 7, for the reasonable expenses and fees incurred by the indemnified party in its separate defense of the action.

        8.    Changes in Common Stock.    Any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, shall not affect or diminish the rights and privileges granted hereunder, which shall continue with respect to the Conversion Shares and the Warrant Shares, if any, as so changed.

        9.    Rule 144 Reporting.    In order to make available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, the Company agrees to:

          (a)   make and keep current public information available, as those terms are understood and defined in Rule 144;

          (b)   use reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c)   furnish to the Holder upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of its most recent annual or quarterly report, and such other reports and documents filed by the Company as a Holder may reasonably request in order to avail itself of any rule or regulation of the Commission allowing such Holder to sell Restricted Stock without registration under the Securities Act.

        10.    Representations and Warranties of the Company.    The Company represents and warrants to the Holders as follows:

          (a)   The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not (i) violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or Bylaws of the Company or any provision of any indenture, agreement or other instrument by which it or any of its assets is bound, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the assets of the Company; and

          (b)   This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

        11.    Termination.    The obligations of the Company to register shares of Restricted Stock under Section 4 shall terminate on the date on which the Conversion Shares and the Warrant Shares cease to be Restricted Stock.

        12.    Miscellaneous.

          (a)    Binding Effect.    All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, transferees of any Restricted Stock), whether so expressed or not.

          (b)    Notices.    All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the address of the party set forth herein (with respect to the Company, in the first paragraph of this Agreement, and, with respect to the Holders, on the signature pages hereof), or at such other address as any party to this Agreement shall have furnished in writing by notice to the other parties to this Agreement.

          (c)    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws (excluding the choice of law rules) of the State of Utah.

          (d)    Entire Agreement.    This Agreement constitutes the entire agreement of the parties hereto, and supersedes any and all previous agreements, correspondence and documentation relating to the subject matter hereof.

          (e)    Amendments; Modifications.    This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and all the Holders.

          (f)    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (h)    Severability.    If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained in this Agreement.

          (i)    Construction.    The headings of the Sections of this Agreement are for convenience and ease of reference only, and shall not affect the interpretation thereof. Unless otherwise indicated, references contained herein to Sections shall be construed as references to the corresponding Sections of this Agreement.

[Remainder of this page left intentionally blank—signature page follows]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first set forth above.

"COMPANY":

SENTO CORPORATION,
    a Utah corporation

By:
Name:
Title:

[Signatures of Holders on separate pages]

Signature Page to
Registration Rights Agreement
of
SENTO CORPORATION

        The undersigned, being a purchaser of Units of Sento Corporation, executes this signature page to the Registration Rights Agreement and consents and agrees to be bound by the terms thereof.

Signature:
Name:
Address:

Number of Units Purchased:

QuickLinks

SENTO CORPORATION REGISTRATION RIGHTS AGREEMENT